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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): June 23, 1997 (June 22, 1997)



                                 SHONEY'S, INC.
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             (Exact name of registrant as specified in its charter)


                Tennessee                                  0-4377                   62-0799798
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(State or other jurisdiction of incorporation)    (Commission File Number)       (I.R.S. Employer
                                                                                Identification No.)
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             1727 Elm Hill Pike
            Nashville, Tennessee                               37210
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   (Address of principal executive offices)                  (Zip Code)



       Registrant's telephone number, including area code: (615) 391-5201




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          (Former name or former address, if changed since last report)




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Item 5.   Other Events
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         On June 22, 1997, at a special meeting of the Board of Directors of
Shoney's, Inc. (the "Company"), the Board of Directors of the Company approved certain amendments to the Company's Restated Bylaws. The Restated Bylaws, as
amended, are included as Exhibit 3 to this report.


Item 7.   Financial Statements and Exhibits
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          (c)    Exhibits:

                 3      Restated Bylaws of Shoney's, Inc., as amended






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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        SHONEY'S, INC.


Date: June 23, 1997                     By:  /s/  F. E. McDaniel, Jr.
                                             --------------------------------
                                             F. E. McDaniel, Jr.
                                             Senior Vice President, Secretary
                                             and Treasurer








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                                  EXHIBIT INDEX


      NO.                                   EXHIBIT
    ------                ---------------------------------------------
      3                   Restated Bylaws of Shoney's, Inc., as amended